UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2010 (July 29, 2010)
REIS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12917	13-3926898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 921-1122
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Reis, Inc. (“Reis”) has entered into new employment agreements with its four most senior executives.  The compensation committee of Reis’s board of directors engaged an independent compensation consultant to assist in the negotiation and benchmarking of the employment arrangements against appropriate peers for each individual.  The following is a description of the four employment agreements:

Lloyd Lynford. On July 29, 2010, Reis and its wholly owned subsidiary, Reis Services, LLC (“Reis Services” and, together with Reis, the “Company”), entered into an employment agreement with Lloyd Lynford, to be effective as of July 1, 2010 (the “Lynford Agreement”). The Lynford Agreement supersedes Mr. Lynford’s existing employment agreement and provides for Mr. Lynford to continue to be employed as President and Chief Executive Officer of both Reis and Reis Services. The Lynford Agreement has a three year term that expires on July 1, 2013.

During the term of his employment, Mr. Lynford is entitled to a salary of not less than $400,000 per year and a performance-based bonus, administered by Reis’s Compensation Committee, with a target opportunity of not less than $280,000 per year. Mr. Lynford was also granted stock options for 125,000 shares of Reis’s common stock at an exercise price of $8.025 per share (125% of the closing price on July 29, 2010). These options vest on June 30, 2013 (or earlier upon the occurrence of certain events, as set forth in the Lynford Agreement) and generally expire ten years after grant. The Company has also agreed to purchase a five year term life insurance policy, for the benefit of a beneficiary selected by Mr. Lynford, in the amount of $680,000. In the event that Mr. Lynford incurs a qualifying termination during the term of the Lynford Agreement, the Lynford Agreement provides for a lump sum severance payment equal to 1.5 times the sum of his then current base salary and target bonus (or 2.5 times, in the case of a qualifying termination that occurs in connection with or during the two year period following a change of control), the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of 18 months following his termination of employment. Mr. Lynford has agreed to restrictions on non-competition and non-solicitation of employees or customers for a one year period in the case of termination of his employment (with an extension to a two year period in case of a termination of his employment in connection with a change of control).

Jonathan Garfield. On July 29, 2010, Reis and Reis Services entered into an employment agreement with Jonathan Garfield, to be effective as of July 1, 2010 (the “Garfield Agreement”). The Garfield Agreement supersedes Mr. Garfield’s existing employment agreement and provides for Mr. Garfield to continue to be employed as Executive Vice President of both Reis and Reis Services. The Garfield Agreement has a three year term that expires on July 1, 2013.

During the term of his employment, Mr. Garfield is entitled to a salary of not less than $400,000 per year and a performance-based bonus, administered by Reis’s Compensation Committee, with a target opportunity of not less than $200,000 per year. Mr. Garfield was also granted stock options for 100,000 shares of Reis’s common stock at an exercise price of $8.025 per share (125% of the closing price on July 29, 2010). These options vest on June 30, 2013 (or earlier upon the occurrence of certain events, as set forth in the Garfield Agreement) and generally expire ten years after grant. The Company has also agreed to purchase a five year term life insurance policy, for the benefit of a beneficiary selected by Mr. Garfield, in the amount of $600,000. In the event that Mr. Garfield incurs a qualifying termination during the term of the Garfield Agreement, the Garfield Agreement provides for a lump sum severance payment equal to 1.5 times the sum of his then current base salary and target bonus (or 2.5 times, in the case of a qualifying termination that occurs in connection with or during the two year period following a change of control), the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of 18 months following his termination of employment. Mr. Garfield has agreed to restrictions on non-competition and non-solicitation of employees or customers for a one year period in the case of termination of his employment (with an extension to a two year period in case of a termination of his employment in connection with a change of control).

Mark P. Cantaluppi. On July 30, 2010, Reis and Reis Services entered into an employment agreement with Mark P. Cantaluppi, to be effective as of July 1, 2010 (the “Cantaluppi Agreement”). The Cantaluppi Agreement supersedes Mr. Cantaluppi’s existing employment agreement and provides for Mr. Cantaluppi to continue to be employed as Chief Financial Officer of both Reis and Reis Services for a three year term that expires on July 1, 2013.

During the term of his employment, Mr. Cantaluppi is entitled to a salary of not less than $265,000 per year and a performance-based bonus, administered by Reis’s Compensation Committee, with a target opportunity of not less than $160,000 per year (Mr. Cantaluppi’s bonus for 2010 will be reduced by the $59,706.25 pro rata guaranteed minimum bonus paid to Mr. Cantaluppi in July 2010 under his prior employment agreement). Mr. Cantaluppi was also granted 25,000 restricted stock units of Reis. These restricted stock units vest in three equal annual installments beginning on June 30, 2011 (or earlier upon the occurrence of certain events, as set forth in the Cantaluppi Agreement). The Company has also agreed to purchase a five year term life insurance policy, for the benefit of a beneficiary selected by Mr. Cantaluppi, in the amount of $132,500. In the event that Mr. Cantaluppi incurs a qualifying termination during the term of the Cantaluppi Agreement, the Cantaluppi Agreement provides for a lump sum severance payment equal to 1.5 times his then current base salary (or 2 times, in the case of a qualifying termination that occurs in connection with or during the one year period following a change of control), the payment of his pro rata target bonus for that year, the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of nine months following his termination of employment. Mr. Cantaluppi has agreed to restrictions on non-competition and the solicitation of employees or customers for periods ranging from twelve to eighteen months.

William Sander. On July 29, 2010, Reis Services entered into a new employment agreement with William Sander, to be effective as of July 1, 2010 (the “Sander Agreement”). Reis is a party to this agreement for limited purposes. The Sander Agreement supersedes Mr. Sander’s existing employment agreement and provides for Mr. Sander to be employed as Chief Operating Officer of Reis Services for a three year term that expires on July 1, 2013.

During the term of his employment, Mr. Sander is entitled to a salary of not less than $325,000 per year and a performance-based bonus, administered by Reis’s Compensation Committee, with a target opportunity of not less than $190,000 per year (Mr. Sander’s bonus for 2010 will be reduced by the $75,850 pro rata guaranteed minimum bonus paid to Mr. Sander in July 2010 under his prior employment agreement). Mr. Sander was also granted 50,000 restricted stock units of Reis. These restricted stock units vest in three equal annual installments beginning on June 30, 2011 (or earlier upon the occurrence of certain events, as set forth in the Sander Agreement). Reis Services has also agreed to purchase a five year term life insurance policy, for the benefit of a beneficiary selected by Mr. Sander, in the amount of $162,500. In the event that Mr. Sander incurs a qualifying termination during the term of the Sander Agreement, the Sander Agreement provides for a lump sum severance payment equal to 1.5 times his then current base salary (or 2 times, in the case of a qualifying termination that occurs in connection with or during the one year period following a change of control), the payment of his pro rata target bonus for that year, the accelerated vesting of his then unvested equity awards, and continuation of medical benefits for a period of nine months following his termination of employment. Mr. Sander has agreed to restrictions on non-competition and the solicitation of employees or customers for periods ranging from twelve to eighteen months.

Pursuant to General Instruction F to Form 8-K, copies of the above-referenced employment agreements are attached hereto as Exhibits 10.1 through 10.4, and are incorporated into this Item 5.02 by this reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Employment Agreement dated as of July 29, 2010, among Reis, Inc., Reis Services, LLC and Lloyd Lynford.

10.2	Employment Agreement dated as of July 29, 2010, among Reis, Inc., Reis Services, LLC and Jonathan Garfield.

10.3	Employment Agreement dated as of July 30, 2010, among Reis, Inc., Reis Services, LLC and Mark P. Cantaluppi.

10.4	Employment Agreement dated as of July 29, 2010, between Reis Services, LLC and William Sander (with Reis, Inc. a party thereto for limited purposes).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.
By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President & General Counsel
Date: August 3, 2010

Exhibit Index

10.1	Employment Agreement dated as of July 29, 2010, among Reis, Inc., Reis Services, LLC and Lloyd Lynford.

10.2	Employment Agreement dated as of July 29, 2010, among Reis, Inc., Reis Services, LLC and Jonathan Garfield.

10.3	Employment Agreement dated as of July 30, 2010, among Reis, Inc., Reis Services, LLC and Mark P. Cantaluppi.

10.4	Employment Agreement dated as of July 29, 2010, between Reis Services, LLC and William Sander (with Reis, Inc. a party thereto for limited purposes).

4